UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

BioLargo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-19709	65-0159115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14921 Chestnut St., Westminster, California	92683
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 400-2863

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLGO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07          Submission of Matters to a Vote of Security Holders

BioLargo, Inc. (the “Company”) held its 2023 annual stockholder meeting on June 6, 2023. The following proposals were each submitted to a vote of stockholders through the solicitation of proxies or otherwise:

1.
To elect the following seven individuals to the Company’s Board of Directors: Dennis P. Calvert, Kenneth R. Code, Dennis E. Marshall, Joseph L. Provenzano, Jack B. Strommen, Linda Park, and Christina Bray;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

3.	To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

A quorum was present in person or by proxy. There were no director nominees other than as set forth above. Each director was elected to the Company’s Board of Directors, and each of proposal 2 and 3 was approved, in accordance with Delaware law and the Company’s bylaws. The voting results are as follows:

Proposal One	Votes For	Votes Withheld	Broker Non-Vote
Dennis P. Calvert	80,555,622	4,208,055	74,462,248
Kenneth R. Code	82,050,224	2,713,453	74,462,248
Dennis E. Marshall	82,044,744	2,718,933	74,462,248
Joseph L. Provenzano	81,922,025	2,841,652	74,462,248
Jack B. Strommen	82,074,224	2,689,453	74,462,248
Linda Park	82,733,837	2,029,840	74,462,248
Christina Bray	82,733,837	2,029,840	74,462,248

Proposals 2 - 3	Votes For	Votes Against	Votes Abstain	Broker Non-Vote	Percentage "for"
2 (Exec Comp)	76,470,107	5,477,240	2,816,330	74,462,248	93.3%
3 (Auditors)	155,955,456	2,327,659	942,810	-	98.5%

For the approval, on an advisory basis, the compensation of the Company’s named executive officers, prior year votes are as follows:

Year	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
2020	72,180,828	2,950,599	1,752,675	47,142,003
2021	87,066,389	3,646,737	2,462,756	43,453,003
2022	84,305,241	9,841,157	2,175,747	57,328,090

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2023	BIOLARGO, INC.

	By:	/s/ Dennis P. Calvert
Dennis P. Calvert
President and Chief Executive Officer